Exhibit 99.1

Desktop Metal Announces First Quarter 2022 Financial Results

May 10, 2022

●	Revenue growth of 286% from the first quarter of 2021 to $43.7 million
●	Commenced shipments of Production System P-50
●	Installed initial Production System P-1 in China at a hyperscale account with technical and commercial developments across multiple sizable opportunities
●	Launched the all-new S-Max Flex for affordable and scalable digital sand casting
●	Reaffirming full year 2022 guidance of approximately $260 million for revenue, representing 131% growth from 2021, and approximately $(90) million for adjusted EBITDA

BOSTON – Desktop Metal, Inc. (NYSE: DM) today announced its financial results for the quarter ended March 31, 2022.

“Following a revolutionary year in which we made significant progress building a foundation of AM 2.0 technologies to achieve our goal of double-digit share of the additive market by the end of the decade, we are off to a great start to 2022,” said Ric Fulop, Founder and CEO of Desktop Metal. “We delivered strong topline growth of 286% year-over-year as we continue to capture market share and rapidly grow revenue at scale. With several exciting product launches to kick off the year, and demand as strong as ever for our broad portfolio of AM 2.0 solutions, we are well-positioned for outsized growth and margin expansion through the balance of 2022.”

First Quarter 2022 and Recent Business Highlights:

●	Commenced shipments of Production System™ P-50
●	Installed initial Production System™ P-1 in China at a hyperscale account with technical and commercial developments across multiple sizable opportunities
●	Launched the all-new S-Max Flex® for affordable and scalable digital sand casting, integrating Desktop Metal Single Pass Jetting™ technology with ExOne sand binder jetting process and materials expertise
●	Awarded a major sub-contract through the Defense Logistics Agency (DLA) of the Department of Defense
●	Significant uptick in demand to support onshoring projects and help customers respond to supply chain disruption
●	Launched Einstein™ series of high-precision 3D printers designed for volume production of dental and healthcare parts
●	Launched Flexcera™ Smile Ultra+, a hybrid nanoceramic resin for permanent restorations and one of the strongest dental resins in the market

First Quarter 2022 Financial Highlights:

●	Revenue of $43.7 million, up 286% from first quarter 2021 revenue of $11.3 million, including broad-based growth and contributions from acquisitions
●	GAAP gross margin of (3.0)%; non-GAAP gross margin of 17.1%, increasing more than 1,150 basis points from 5.5% in first quarter 2021
●	Net loss of $69.9 million, including $9.8 million in amortization of acquired intangible assets

●	Adjusted EBITDA of $(41.6) million
●	Cash, cash equivalents, and short-term investments of $206.5 million as of March 31, 2022

Outlook for Full Year 2022:

●	Reaffirming revenue expectation of approximately $260 million for 2022, representing 131% growth from 2021
●	Reaffirming adjusted EBITDA expectation of approximately $(90) million for 2022

Conference Call Information:

Desktop Metal will host a conference call on Tuesday, May 10, 2022 at 8:00 a.m. EST to discuss first quarter 2022 results. Participants may access the call at 1-855-560-2573, international callers may use 1-412-317-5237, and request to join the Desktop Metal financial results conference call. A simultaneous webcast of the conference call and the accompanying summary presentation may be accessed online at the Events & Presentations section of https://ir.desktopmetal.com. A replay will be available shortly after the conclusion of the conference call at the same website.

About Desktop Metal:

Desktop Metal, Inc., based in Burlington, Massachusetts, is accelerating the transformation of manufacturing with an expansive portfolio of 3D printing solutions, from rapid prototyping to mass production. Founded in 2015 by leaders in advanced manufacturing, metallurgy, and robotics, the company is addressing the unmet challenges of speed, cost, and quality to make additive manufacturing an essential tool for engineers and manufacturers around the world. Desktop Metal was selected as one of the world’s 30 most promising Technology Pioneers by the World Economic Forum, named to MIT Technology Review’s list of 50 Smartest Companies, and the 2021 winner of Fast Company’s Innovation by Design Award in materials.

For more information, visit www.desktopmetal.com.

Forward-looking Statements:

This press release contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to risks associated with the integration of the business and operations of acquired businesses, our ability to realize the benefits from cost saving measures, and supply and logistics disruptions, including shortages and delays. For more information about risks and uncertainties that may impact Desktop Metal’s business, financial condition, results of operations and prospects generally, please refer to Desktop Metal’s reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in the Form 10-Q filed with the SEC on May 10, 2022, and such other reports as Desktop Metal has filed or may file with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Desktop Metal, Inc. assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations:

Jay Gentzkow
(781) 730-2110
jaygentzkow@desktopmetal.com

Press Contact:

Lynda McKinney

(978) 224-1282

lyndamckinney@desktopmetal.com

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(in thousands, except share and per share amounts)

	March 31,	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$103,590	$65,017
Current portion of restricted cash	2,166	2,129
Short-term investments	102,895	204,569
Accounts receivable	36,661	46,687
Inventory	81,876	65,399
Prepaid expenses and other current assets	22,446	18,208
Total current assets	349,634	402,009
Restricted cash, net of current portion	1,112	1,112
Property and equipment, net	58,082	58,710
Goodwill	630,022	639,301
Intangible assets, net	251,000	261,984
Other noncurrent assets	32,143	25,480
Total Assets	$1,321,993	$1,388,596
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$30,431	$31,558
Customer deposits	16,911	14,137
Current portion of lease liability	5,326	5,527
Accrued expenses and other current liabilities	31,615	33,829
Current portion of deferred revenue	19,261	18,189
Current portion of long-term debt, net of deferred financing costs	731	825
Total current liabilities	104,275	104,065
Long-term debt, net of current portion	523	548
Warrant liability	—	—
Contingent consideration, net of current portion	2,596	4,183
Lease liability, net of current portion	19,856	13,077
Deferred revenue, net of current portion	4,047	4,508
Deferred tax liability	9,506	10,695
Other noncurrent liabilities	3,165	3,170
Total liabilities	143,968	140,246
Commitments and Contingencies (Note 17)
Stockholders’ Equity
Preferred Stock, $0.0001 par value—authorized, 50,000,000 shares; no shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	—	—
Common Stock, $0.0001 par value—500,000,000 shares authorized; 312,999,991 and 311,737,858 shares issued at March 31, 2022 and December 31, 2021, respectively, 312,825,572 and 311,473,950 shares outstanding at March 31, 2022 and December 31, 2021, respectively	31	31
Additional paid-in capital	1,833,998	1,823,344
Accumulated deficit	(638,555)	(568,611)
Accumulated other comprehensive loss	(17,449)	(6,414)
Total Stockholders’ Equity	1,178,025	1,248,350
Total Liabilities and Stockholders’ Equity	$1,321,993	$1,388,596

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2022	2021
Revenues
Products	$39,476	$10,311
Services	4,230	1,002
Total revenues	43,706	11,313
Cost of sales
Products	41,902	10,487
Services	3,132	1,413
Total cost of sales	45,034	11,900
Gross profit/(loss)	(1,328)	(587)
Operating expenses
Research and development	24,605	10,858
Sales and marketing	19,689	5,449
General and administrative	23,857	13,846
Total operating expenses	68,151	30,153
Loss from operations	(69,479)	(30,740)
Change in fair value of warrant liability	—	(56,576)
Interest expense	32	(73)
Interest and other (expense) income, net	(1,753)	361
Loss before income taxes	(71,200)	(87,028)
Income tax benefit	1,256	27,920
Net loss	$(69,944)	$(59,108)
Net loss per share—basic and diluted	$(0.22)	$(0.25)
Weighted average shares outstanding, basic and diluted	312,016,627	238,243,779

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(UNAUDITED)

(in thousands)

	Three Months Ended
	March 31,
	2022	2021
Net loss	$(69,944)	$(59,108)
Other comprehensive (loss) income, net of taxes:
Unrealized gain (loss) on available-for-sale marketable securities, net	12	1
Foreign currency translation adjustment	(11,047)	(13)
Total comprehensive (loss) income, net of taxes of $0	$(80,979)	$(59,120)

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(UNAUDITED)

(in thousands, except share amounts)

	Three Months Ended March 31, 2022
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—January 1, 2022	311,473,950	$31	$1,823,344	$(568,611)	$(6,414)	$1,248,350
Exercise of Common Stock options	786,693	—	900	—	—	900
Vesting of restricted Common Stock	84,384	—	—	—	—	—
Vesting of restricted stock units	520,265	—	—	—	—	—
Repurchase of shares for employee tax withholdings	(39,720)	—	(158)	—	—	(158)
Issuance of Common Stock for acquisitions	—	—	—	—	—	—
Stock-based compensation expense	—	—	9,912	—	—	9,912
Vesting of Trine Founder shares	—	—	—	—	—	—
Exercise of warrants	—	—	—	—	—	—
Net loss	—	—	—	(69,944)	—	(69,944)
Other comprehensive income (loss)	—	—	—	—	(11,035)	(11,035)
BALANCE—March 31, 2022	312,825,572	$31	$1,833,998	$(638,555)	$(17,449)	$1,178,025

	Three Months Ended March 31, 2021
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—January 1, 2021	224,626,597	$23	$844,188	$(328,277)	$(9)	$515,925
Exercise of Common Stock options	163,228	—	180	—	—	180
Vesting of restricted Common Stock	56,015	—	—	—	—	—
Vesting of restricted stock units	15,265	—	—	—	—	—
Repurchase of shares for employee tax withholdings	(2,241)	—	(54)	—	—	(54)
Issuance of Common Stock for acquisitions	5,036,142	—	159,847	—	—	159,847
Stock-based compensation expense	—	—	2,217	—	—	2,217
Vesting of Trine Founder shares	1,850,938	—	—	—	—	—
Exercise of warrants	20,690,975	2	320,567	—	—	320,569
Net loss	—	—	—	(59,108)	—	(59,108)
Other comprehensive income (loss)	—	—	—	—	(12)	(12)
BALANCE—March 31, 2021	252,436,919	$25	$1,326,945	$(387,385)	$(21)	$939,564

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

(in thousands)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(69,944)	$(59,108)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	12,883	3,892
Stock-based compensation	9,912	2,217
Change in fair value of warrant liability	—	56,576
Amortization (accretion) of discount on investments	413	406
Amortization of debt financing cost	—	4
Provision for bad debt	419	72
Loss on disposal of property and equipment	2	—
Foreign exchange (gains) losses on intercompany transactions, net	185	—
Net increase (decrease) in accrued interest related to marketable securities	949	(240)
Net unrealized (gain) loss on marketable securities	—	(25)
Net unrealized (gain) loss on equity investment	1,700	—
Deferred tax benefit	(1,256)	(27,921)
Change in fair value of contingent consideration	(114)	—
Foreign currency transaction (gain) loss	10	—
Changes in operating assets and liabilities:
Accounts receivable	9,489	(61)
Inventory	(15,506)	(2,381)
Prepaid expenses and other current assets	(4,087)	(4,276)
Other assets	(210)	(30)
Accounts payable	(1,333)	(3,856)
Accrued expenses and other current liabilities	(3,391)	(5,247)
Customer deposits	2,980	(1,234)
Current portion of deferred revenue	721	105
Change in right of use assets and lease liabilities, net	(108)	(22)
Other liabilities	12	—
Net cash used in operating activities	(56,274)	(41,129)
Cash flows from investing activities:
Purchases of property and equipment	(4,074)	(262)
Proceeds from sale of property and equipment	6	—
Purchase of marketable securities	—	(92,386)
Proceeds from sales and maturities of marketable securities	98,625	48,241
Cash paid for acquisitions, net of cash acquired	(23)	(137,646)
Net cash provided by (used in) investing activities	94,534	(182,053)
Cash flows from financing activities:
Proceeds from reverse recapitalization, net of issuance costs	—	(1,239)
Proceeds from the exercise of stock options	900	180
Proceeds from the exercise of stock warrants	—	158,308
Payment of taxes related to net share settlement upon vesting of restricted stock units	(158)	(54)
Repayment of term loan	(43)	—
Net cash provided by financing activities	699	157,195
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(349)	26
Net increase (decrease) in cash, cash equivalents, and restricted cash	38,610	(65,961)
Cash, cash equivalents, and restricted cash at beginning of period	68,258	484,137
Cash, cash equivalents, and restricted cash at end of period	$106,868	$418,176

Supplemental disclosures of cash flow information

Reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets that sum to the total shown in the condensed consolidated statements of cash flows:

Cash and cash equivalents	$103,590	416,379
Restricted cash included in other current assets	2,166	1,021
Restricted cash included in other noncurrent assets	1,112	776
Total cash, cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows	$106,868	$418,176

Supplemental cash flow information:
Interest paid	$—	$73

Non-cash investing and financing activities:
Net unrealized (gain) loss on investments	$(12)	$(1)
Exercise of private placement warrants	$—	$149,904
Common Stock issued for acquisitions	$—	$159,847
Additions to right of use assets and lease liabilities	$7,784	$364
Purchase of property and equipment included in accounts payable	$313	$50
Transfers from property and equipment to inventory	$1,721	$—
Transfers from inventory to property and equipment	$605	$—
Receivable for warrants exercised	$—	$12,357

NON-GAAP FINANCIAL INFORMATION

This press release contains non-GAAP financial measures, including Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA.

●	We define Non-GAAP gross margin as GAAP gross margin excluding the effect of stock-based compensation, amortization of acquired intangible assets, acquisition-related and other transactional charges and inventory step-up adjustments
●	We define Non-GAAP operating loss as GAAP operating loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, acquisition-related and other transactional charges and inventory step-up adjustments
●	We define Non-GAAP net loss as GAAP net loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, acquisition-related and other transactional charges, inventory step-up adjustments, change in fair value of investments and change in fair value of warrant liability
●	We define Non-GAAP operating expense as GAAP operating expense excluding the effect of stock-based compensation, amortization of acquired intangible assets and acquisition-related and other transactional charges
●	We define EBITDA as GAAP net income (loss) excluding interest, income taxes and depreciation and amortization expense
●	We define Adjusted EBITDA as EBITDA excluding stock-based compensation, inventory step-up adjustments, change in fair value of warrant liability, change in fair value of investments and acquisition-related and other transactional charges

In addition to Desktop Metal’s results determined in accordance with GAAP, Desktop Metal’s management uses this non-GAAP financial information to evaluate the Company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Desktop Metal’s operating performance.

We believe that the use of Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, capital expenditures, and non-cash expenses such as stock-based compensation and warrants, and provides investors with a means to compare Desktop Metal’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, investors should be aware that when evaluating Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA, we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion.

Because of these limitations, Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA on a supplemental basis. Management uses, and investors should consider, our non-GAAP financial measures only in conjunction with our GAAP results.

Set forth below is a reconciliation of each Non-GAAP financial measure used in this press release to its most directly comparable GAAP financial measure.

DESKTOP METAL, INC.

NON-GAAP RECONCILIATION TABLE

	For the Three Months Ended
	March 31,
(Dollars in thousands)	2022	2021
GAAP gross margin	$(1,328)	$(587)
Stock-based compensation included in cost of sales	487	117
Amortization of acquired intangible assets included in cost of sales	5,990	1,091
Acquisition-related and other transactional charges included in cost of sales	1,138	—
Inventory step-up adjustment in cost of sales	1,181	—
Non-GAAP gross margin	$7,468	$621

GAAP operating loss	$(69,479)	$(30,740)
Stock-based compensation	9,912	2,217
Amortization of acquired intangible assets	9,784	2,299
Inventory step-up adjustment in cost of sales	1,181	—
Acquisition-related and other transactional charges	3,986	4,984
Non-GAAP operating loss	$(44,616)	$(21,240)

GAAP net loss	$(69,944)	$(59,108)
Stock-based compensation	9,912	2,217
Amortization of acquired intangible assets	9,784	2,299
Inventory step-up adjustment in cost of sales	1,181	—
Acquisition-related and other transactional charges	3,986	4,984
Change in fair value of investments	1,700	—
Change in fair value of warrant liability	—	56,576
Non-GAAP net loss	$(43,381)	$6,968

DESKTOP METAL, INC.

NON-GAAP OPERATING EXPENSE RECONCILIATION TABLE

	For the Three Months Ended
	March 31,
(Dollars in thousands)	2022	2021
GAAP operating expenses	$68,151	$30,153
Stock-based compensation included in operating expenses	(9,425)	(2,100)
Amortization of acquired intangible assets included in operating expenses	(3,794)	(1,208)
Acquisition-related and other transactional charges included in operating expenses	(2,848)	(4,984)
Non-GAAP operating expenses	$52,084	$21,861

DESKTOP METAL, INC.

ADJUSTED EBITDA RECONCILIATION TABLE

	For the Three Months Ended
	March 31,
(Dollars in thousands)	2022	2021
Net loss attributable to common stockholders	$(69,944)	$(59,108)
Interest (income) expense, net	(32)	(42)
Income tax benefit	(1,256)	(27,920)
Depreciation and amortization	12,883	3,892
EBITDA	(58,349)	(83,178)
Change in fair value of warrant liability	—	56,576
Change in fair value of investments	1,700	—
Inventory step-up adjustment	1,181	—
Stock compensation expense	9,912	2,217
Acquisition-related and other transactional charges	3,986	4,984
Adjusted EBITDA	$(41,570)	$(19,401)